HERE CONFIDENTIAL    Exhibit 10.16.54+

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
SIXTH AMENDMENT TO TERRITORY LICENSE NO. 11 ([*****])
This Sixth Amendment (“Sixth Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement, TL 11 and all amendments to date are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Sixth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, Client desires to enable the [*****] with certain [*****] services, specifically [*****];
WHEREAS, HERE will provide Client with [*****] and [*****] and [*****] in order to enable such capabilities;
WHEREAS, the Parties desire to amend certain terms of the Agreement to account for the use and payment of such services and data;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Sixth Amendment as follows:

A.	Section III, A. Route Guidance Application shall be modified to include the following language, italicized below for clarity:
“A “Route Guidance Application” means an Embedded Application or a [*****] Application that may include [*****] and that uses Data solely to provide information solely in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and (c) positioning… “

B.	Section IV, Licensed Use, shall include the following:
“C. Storing the Compiled Data on one or more [*****] possessed or otherwise controlled by Client solely to provide information for Applications licensed hereunder solely for the End-Users’ own internal business and personal use with Applications.“

C.	Section VII, Additional Provisions, shall include the following:
“[*****]. Client’s use of [*****] to enable the Application to access certain [*****] made available by HERE are subject to the terms and conditions of the separate agreement for which such [*****] are licensed to client, made by and between Client and HERE.”

D.	Section VIII, Definitions, shall include the following:
“[*****] Application’ means [*****] developed by or for Client (including, without limitation, proprietary computer hardware platforms developed by or for Client and/or computer software programs developed by or for Client for use on general purpose computer devices such as PCs, PDAs and other stationary, hand-held and portable computer devices) distributed to End-Users for their own internal business and personal use, consisting of Data solely for a Territory, which is [*****] on any [*****] possessed by the End-User solely to provide information to End-Users in text, audio, haptic and/or graphical form. A [*****] Application may include [*****], subject to an eligible Subscription granted to an End-User.

Telenav-[*****] Amendment to TL 11(PR-020669) (11DEC2017)_CR

HERE CONFIDENTIAL    Exhibit 10.16.54+

’ [*****]’ means a software application developed by or for Client, for use with the [*****] Application, and that is installed on and operates from one or more [*****] and/or one or more thereto, controlled and operated by Client, and which Client makes accessible to End-Users through an [*****] or [*****], solely via [*****] thereto from an Identified Vehicle, for receiving information from and delivering information to End Users of such Identified Vehicle, and incorporates and uses the Data solely to derive and deliver the functionalities specified under the Application, by a [*****] in the form of either a [*****] or [*****] containing [*****] and/or [*****] or an [*****] to the End-User.
‘Identified Vehicle’ means a [*****] vehicle, identified by a vehicle identification number (“VIN”), or other unique identifier, in which the Application has been installed and/or associated with an End User account for which a Subscription is granted.’”

E.	Exhibit A, Pricing shall include below additional text and table:
III – [*****] Feature:
The following License Fees shall apply for use of [*****] and [*****] for [*****] Route Guidance Applications and [*****] Route Guidance Applications for the Territories specified and in connection with [*****] feature.
For this [*****] feature, Client shall use the Additional Content, namely [*****] and/or [*****] and [*****], which shall include the Core POI’s, Extended Listings, Supplemental Listings, Fuel Type POIs, Venues, Point Addressing, Taxi Stand Point POIs, Tram Stop POI (code 9997005) attributes of Public Transit information only, Actual Address Range, and Postal Code Points of the HERE Data made available by HERE to Telenav under TL 11, in accordance with the Lifetime Multi-year Annual Copy Subscription referenced in the Fourth Amendment to TL 11.
For the sake of clarity, Client shall not be liable for any license fees, other than those listed in such Fourth Amendment, for the use of [*****] and/or [*****] and [*****] in relation to the [*****].

1-	[*****]:

[*****] Subscription	NA	EU	MEA	CSA	APAC
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Subscription	NA
Net License Fee per Copy	[*****]

[*****] Subscription	NA	EU	CSA	APAC
Net License Fee per Copy	[*****]	[*****]	[*****]	[*****]
"

Telenav- Amendment to TL 11 (11DEC2017)_CR
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

HERE CONFIDENTIAL    Exhibit 10.16.54+

Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Jeannie Lee Newman        By:    /s/ Michael Strambi
Name:    Jeannie Lee Newman        Name:    Michael Strambi
Title:    Senior Legal Counsel        Title:    Chief Financial Officer
Date:    1/23/18        Date:    Telenav, Inc.     12/9/17

HERE NORTH AMERICA, LLC
By:    /s/ Neil McTeigue
Name:    Neil McTeigue
Title:    Senior Legal Counsel
Date: 1/23/18

Telenav- Amendment to TL 11 (11DEC2017)_CR
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.